INVESCO LIMITED TERM MUNICIPAL INCOME FUND                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-7890
SERIES NO.:         1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $11,006
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class A2                           $ 1,140
           Class C                            $   933
           Class Y                            $ 5,002
           Class R5                           $   206

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.1310
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class A2                           $0.1455
           Class C                            $0.0875
           Class Y                            $0.1454
           Class R5                           $0.1479

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             88,857
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class A2                             7,970
           Class C                             14,104
           Class Y                             38,280
           Class R5                             1,576

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 11.49
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class A2                           $ 11.49
           Class C                            $ 11.48
           Class Y                            $ 11.48
           Class R5                           $ 11.48

INVESCO TAX-EXEMPT CASH FUND                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-7890
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                $     2
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                                $     1
           Investor Class                         $     0

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                $0.0000
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                                $0.0000
           Investor Class                         $0.0000

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                 40,684
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class Y                                 10,457
           Investor Class                           7,899

74V.   1   Net asset value per share (to nearest cent)
           Class A                                $  1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class Y                                $  1.00
           Investor Class                         $  1.00

INVESCO HIGH YIELD MUNICIPAL FUND                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-7890
SERIES NO.:         5

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $118,195
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $  1,811
           Class C                            $ 25,571
           Class Y                            $ 35,241
           Class R5                           $     70

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $ 0.2490
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $ 0.2501
           Class C                            $ 0.2132
           Class Y                            $ 0.2620
           Class R5                           $ 0.2617

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             469,700
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               6,838
           Class C                             118,170
           Class Y                             135,910
           Class R5                                283

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $   9.90
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $   9.95
           Class C                            $   9.88
           Class Y                            $   9.92
           Class R5                           $   9.91

INVESCO INTERMEDIATE TERM MUNICIPAL INCOME FUND                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-7890
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $ 7,436
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                           $    76
           Class C                           $ 1,874
           Class Y                           $ 2,712

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.1567
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                           $0.1597
           Class C                           $0.1184
           Class Y                           $0.1705

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            49,888
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               449
           Class C                            16,321
           Class Y                            16,509

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 11.08
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 11.30
           Class C                           $ 11.05
           Class Y                           $ 11.07

INVESCO MUNICIPAL INCOME FUND                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-7890
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                $ 34,961
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                $    205
           Class C                                $  2,045
           Class Y                                $  9,362
           Investor Class                         $  2,515

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                $ 0.2877
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                $ 0.2360
           Class C                                $ 0.2354
           Class Y                                $ 0.3048
           Investor Class                         $ 0.2958

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                 122,122
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                     791
           Class C                                   9,022
           Class Y                                  29,918
           Investor Class                            8,443

74V.   1   Net asset value per share (to nearest cent)
           Class A                                $  13.50
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                $  13.47
           Class C                                $  13.44
           Class Y                                $  13.50
           Investor Class                         $  13.51

INVESCO NEW YORK TAX FREE INCOME FUND                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-7890
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $ 2,329
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                           $    37
           Class C                           $   329
           Class Y                           $   165

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.3030
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                           $0.3036
           Class C                           $0.2430
           Class Y                           $0.3226

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             7,981
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               114
           Class C                             1,531
           Class Y                               541

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 15.79
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 15.82
           Class C                           $ 15.77
           Class Y                           $ 15.77